
Environment
RENEWABLE
ENERGY
Sustainable

First Quarter 2020 Results

February 6, 2020

New Jersey Resources

Forward-Looking Statements & Non-GAAP Measures

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2020, forecasted contribution of business segments to fiscal 2020 NFE, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure programs and investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings growth, NJR's environmental, sustainability and clean energy goals, emissions reduction targets, as well as the ability to construct and operate the Adelphia Gateway project, operate the Leaf River Energy Center, and construct the SRL and PennEast pipeline projects.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE/net financial loss excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2020 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.






Agenda

- First Quarter 2020 Highlights
  Steve Westhoven
- Financial Review
  Pat Migliaccio
- Q&A

New Jersey Resources



First Quarter 2020 Highlights

Steve Westhoven
President & Chief Executive Officer

First Quarter Fiscal 2020 Highlights

Financial Results

- Basic earnings per share of $0.97, flat compared to last year
- Net financial earnings (NFE)* per share of $0.44 compared to $0.61 last year
- Re-affirmed fiscal 2020 NFE guidance of $2.05 - $2.15 per share

NJNG

- Rate case settlement with new rates effective November 15, 2019
- Added 2,282 new customers
- Continued progress on SRL – over 65% completed; expected in-service in 2021

Midstream

- Adelphia Gateway received FERC Certificate of Public Convenience and Necessity
- Closed Leaf River acquisition; performance in-line with expectations
- PennEast filed an application to amend its FERC Certificate for a phased-in approach to the project

Clean Energy Ventures

- Added an incremental 2.9 megawatts of capacity by placing into service the first of eight expected commercial solar projects in fiscal 2020
- Total solar portfolio of nearly 300 megawatts

Energy Services

- Lower NFE due to lower volumes and narrower pricing spreads in the wholesale natural gas markets

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 19**.*

Fiscal 2020 NFE Guidance

Reaffirming fiscal 2020 NFE Guidance of $2.05 – $2.15
68% – 77% of NFE from Regulated Businesses



Midstream
10% - 15%
NJRES
1% - 5%
NJNG
58% - 62%
Regulated
68% - 77%
Unregulated
27% - 37%
CEV
25% - 30%
NJRHS
1% - 2%

New Jersey Natural Gas

New Customer Additions



Annual Total Customer Growth Rate: ~1.8% in FY 2020E
9,711
9,800
2,934
2,282
2019A
2020E
First Quarter
Full Year

Southern Reliability Link

- Completed over 65% of the project through fiscal 1Q20
- Expected in-service date in 2021
- NJNG will file a rate case to recover costs associated with the construction of the project in time to reduce regulatory lag

Infrastructure Investment Program

- Regulatory review process is ongoing and expect conclusion in fiscal 2020
- Accelerated recovery program for:
  - Natural gas transmission and distribution enhancement
  - Replacement of IT infrastructure

Fiscal 1Q20 Capital Expenditures ($MM)



32%
17%
13%
$79
19%
20%
~37% of fiscal 1Q20 capex earns near real-time return
New Customer
SAFE/NJ RISE
Maintenance
Cost of Removal/Other
SRL

NJR Midstream – Adelphia Gateway

Recent Developments

- Received FERC Certificate on December 20, 2019
- Closed acquisition in January 2020

Next Steps

- Receive required permits including FERC's Notice to Proceed
- Add compression, new laterals and interconnects to the southern portion of the pipeline
  - Expected future capital expenditures of $180 - $200 million
- Southern portion will eventually transport up to an incremental 250,000 Dth/day to the Greater Philadelphia market



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Station
MP 80.0
Transco
Meter Station
MP 60.0
Quakertown Compressor Station
Quakertown Meter Station
MP 40.0
MP 30.0
MP 10.0
Transco
Meter Station
Meter Station
Delmarva/TETCO/
Columbia Meter Stations
Compressor Station
Monroe
Parkway Lateral
Tilghman Lateral
Legend

NJR Midstream – PennEast Pipeline



Tennessee
Auburn
Springville
Wyoming
Transco
New York
Millennium
Penn East Pipelne
Pennsylvania
Algonquin
Texas Eastern
Columbia

Project Overview

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; expected to benefit customers and local economies
- Approved by FERC – January 19, 2018

January 28, 2020

- PennEast granted a 30-day extension for filing a petition by the U.S. Supreme Court
- Filing for petition scheduled on or before March 4, 2020

January 30, 2020

- FERC issued declaratory order related to ruling by U.S. 3rd Circuit Court
- Supports PennEast in relation to Third Circuit opinion

January 30, 2020

- PennEast filed an amended application with FERC, requesting a phased-in approach
- Phase I: Pennsylvania-only, with interconnections in the state

Clean Energy Ventures

2.9 MW — Incremental installed capacity from one commercial project in fiscal 1Q20

52-57 MW — Expected incremental capacity from commercial projects in FY20

Over 8,200 — Sunlight Advantage residential solar customers at the end of fiscal 1Q20

Fiscal 2020 Commercial MW in Service



2.9
52 - 57
F1Q20
FY20E

Capital Expenditures & Investment Tax Credits ($MM)



$140 - $150
$15.7*
Capex
$43 - $47
$4.2
ITCs
F1Q20A
FY20E

SRECs Sold (000s) & Revenue ($MM)



395 - 405
9.7
SRECs Sold
F1Q20A
FY20E
$79 - $81
2.2
SREC Revenue
F1Q20A
FY20E

* *Only includes capital expenditures of ITC-eligible projects placed in-service*

New Jersey Transitional Solar Market

- Transitional market approved in December 2019
- Projects are eligible for Transitional Renewable Energy Credits (TRECs) if they:
  - Filed a complete Solar Renewable Program registration after October 29, 2018 and,
  - Are not in commercial operation at the time the BPU determines that the 5.1% milestone is reached
- The proposed pricing structure for TRECs will be on a 15-year schedule, with a fixed price per year
- Electric distribution companies are required to purchase all generated TRECs and allocate them to load-serving entities

Project Type	TREC Factor (/kwh)	SREC Factor (/kwh)
Grid supply rooftop / Net metered non-residential rooftop and carport	1.0	1.0
Community solar	0.85	
Grid supply ground mount	0.6	
Net metered residential – ground mount/rooftop/carport	0.6	
Net metered non-residential – ground mount	0.6	

Financial Review






Patrick Migliaccio
Senior Vice President & Chief Financial Officer

Changes in Net Financial Earnings – Fiscal 1Q20



Changes in NFE – Fiscal 1Q20 ($MM)
Millions
$54.1
$12.1
$0.6
$15.1
$11.3
$1.2
$40.4
Fiscal 1Q19
NJNG
Midstream
CEV
NJRES
NJRHS
Fiscal 1Q20

Fiscal 1Q19 – Consolidated NFE ($MM) **$54.1**

NJNG	$12.1
Utility Gross Margin	$16.9
Decrease in O&M Expenses	$2.0
Increase in D&A, Interest Expense & Income Taxes	($7.5)
Other Income	$0.7

NJR Midstream	($0.6)
Revenue due to Leaf River	$9.1
Increase in O&M and Depreciation	($6.3)
Dividends, Unrealized Gains and Other	($3.4)

NJR Clean Energy Ventures	($15.1)
SREC revenue	($5.0)
Wind income	($5.5)
Recognition of Investment Tax Credits	($5.5)
Other	$0.9

NJR Energy Services	($11.3)
Financial Margin	($16.4)
Interest Expense, Tax Provision and Other Income	$5.1

NJR Home Services and Other	$1.2
Revenue	$1.2

Fiscal 1Q20 – Consolidated NFE **$40.4**

NJR Capital Plan

($MM)	1Q20A	FY 2020E	FY 2021E	FY 2022E	Near Real-Time Return?
New Jersey Natural Gas*					
New Customer	$13	$42	$38 - $48	$39 - $49	Yes
Maintenance	$13	$97	$90 - $100	$85 - $95	
Cost of Removal/Other	$10	$49	$66 - $72	$58 - $68	
SAFE II	$13	$51	- - -	- - -	Yes
NJ RISE	$4	$27	- - -	- - -	Yes
SRL	$25	$122	$22 - $32	- - -	
Infrastructure Investment Programs	$2	$37	$73 - $83	$149 - $169	Yes
Total	***$79***	***$425***	***$289 - $335***	***$331 - $381***	
Midstream*					
Leaf River	$0	$3	$5 - $10		
Adelphia Gateway*	$3	$80	$100 - $120		
PennEast	$1	$7	$105 - $115		
Total	***$3***	***$90***	***$210 - $245***		
Clean Energy Ventures**					
Residential Solar	$4	$26	$23 - $27	$23 - $27	
Commercial Solar	$12	$119	$96 - $106	$96 - $106	
Total	$16	$145	$119 $133	$119 $133	
GRAND TOTAL	***$98***	***$660***	***$408 - $591***	***$537 - $759***	

* *Including accruals; excludes acquisition prices for Leaf River and Adelphia Gateway*

** *Only includes capital expenditures of ITC-eligible projects placed in-service*

NJR Projected Cash Flows

- FY 2020E financing activities include permanent funding for the Leaf River and Adelphia Gateway acquisitions
- Leaf River funded through 364-day bridge facility; NJR expects to access the debt markets for repayment during the remainder of the 2020 fiscal year
- Fiscal 2020 equity issuances address planned equity needs for fiscal 2020 and 2021[(1)]

($ millions)	Q1 2020A	FY 2020E	FY 2021E
Cash Flow From Operations	($43)	$310	$360
Uses of Funds			
Capex[(2)]	($126)	($660)	($499)
Acquisition – Leaf River	($368)	($368)	-
Acquisition – Adelphia Gateway	-	($156)	-
Dividends	($27)	($119)	($130)
Total Uses of Funds	**($521)**	**($1,301)**	**($629)**

Satisfies equity needs for fiscal 2020 and 2021

Financing Activities			
Common Stock Proceeds – DRIP	$4	$18	$18
Common Stock Proceeds – Other	$213	$261	$0
Debt Proceeds/Other	$347	$712[(3)]	$251
Total Financing Activities	**$564**	**$991**	**$269**

As of December 31, 2019

(1) Excluding stock issuances related to NJR's Dividend Reinvestment Plan and stock compensation.
(2) Based on midpoint of capital expenditure ranges located on slide 13.
(3) Includes debt proceeds to fund Leaf River and Adelphia Gateway acquisitions.

CEV – SREC Hedging Strategy Stabilizes Revenue

Energy Year 2020


18
346
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
95%	$198	$235

Energy Year 2021


26
369
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
96%	$199	$231

Energy Year 2022


110
272
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
71%	$198	$206

As of February 5, 2020; Source: InterContinental Exchange

New Jersey Resources






Q&A






Appendix

First Quarter Fiscal 2020 Net Financial Earnings by Business Unit

	Three Months Ending December 31,		
($ thousands)	2020	2019	Change
New Jersey Natural Gas	$43,856	$31,713	$12,143
NJR Midstream	3,004	3,651	(647)
Regulated Businesses	**46,860**	**35,364**	**11,496**
NJR Clean Energy Ventures	(4,916)	10,205	(15,121)
NJR Energy Services	(2,911)	8,370	(11,281)
NJR Home Services & Other	1,372	154	1,218
Total	**$40,405**	**$54,093**	**(13,688)**
EPS	**$0.44**	**$0.61**	**($0.17)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three months ended December 31, 2019 and 2018 to net income is provided below:

	Three Months Ended December 31,	
(thousands)	2019	2018
Net Income (Loss)	$89,361	$86,248
Add:		
Unrealized loss (gain) on derivative instruments and related transactions	(41,766)	(10,932)
Tax effect	9,931	2,583
Effects of economic hedging related to natural gas inventory	(8,887)	(21,611)
Tax effect	2,112	5,136
Net income to NFE tax adjustment	(10,346)	(7,331)
Net financial earnings	**$40,405**	**$54,093**
Weighted Average Shares Outstanding		
Basic	**91,911**	**88,547**
Diluted	**92,320**	**88,946**
Basic earnings per share	**$0.97**	**$0.97**
Add:		
Unrealized loss (gain) on derivative instruments and related transactions	(0.45)	(0.12)
Tax effect	0.11	0.03
Effects of economic hedging related to natural gas inventory	(0.10)	(0.25)
Tax effect	0.02	0.06
Net income to NFE tax adjustment	(0.11)	(0.08)
Basic net financial earnings per share	**$0.44**	**$0.61**

NJNG – Infrastructure Investment Program (IIP)

- Five year, $507 million investment to strengthen infrastructure
- Natural gas transmission and distribution system enhancements
- Information technology system replacement


Natural Gas Delivery
Enhancements

- Natural gas system enhancements account for $288 million of the investment
- Objective is to continue to make NJNG's system the safest in the state


Technology
Replacement

- IT system replacement will account for $219 million of the investment
- Strengthen IT infrastructure to better serve customers
- Increase cybersecurity efforts

NJNG - Factors Supporting Future Customer Growth

New Construction

2019 Building Permits Issued[1]


1,240
666
327
247
NJNG
Ocean
Monmouth
Morris

Residential New Construction[3] = 63,900


2020 – 2022
= 17,245
2022 - Buildout
= 46,655

Conversions

Equivalent Customer Cost[2]


$0.93
$2.36
$4.17
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 98,700


Non-Heat:
4,800
Off Main:
36,900
On-Main:
29,300
Near Main:
27,700

1. Source: U.S. Bureau of Census as of April 2019
2. Source: U.S. Energy Information Administration; as of March 2019; based on 100,000 comparable BTUs
3. Source: A.D. Little as of September 2019 and updated annually by NJNG.
4. Source: NJNG as of November 2, 2019 and updated annually.

NJNG – Southern Reliability Link (SRL)


Tetco
Transco
SRL
NJNG
Transmission

Current Status

- Received all necessary permits and approvals
- Construction began in fiscal 1Q19

Approvals

- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- NJ Pinelands Commission, NJDEP, NJBPU

Purpose

- 30-mile pipeline designed to improve system integrity and reliability
- Diversifies supply

Jan. 2017
BPU Approval

Mar. 2017
Permit Issued by NJDEP

Sept. 2017
NJ Pinelands Comm. Approval

June 2018
Joint Base Approval

Fiscal 1Q19:
Construction commenced

Expected in-service date: 2021

SREC Hedging Strategy – Fiscal Year

Fiscal Year 2020


383
Hedged

Percent Hedged	Average Price	Current Price (FY)
100%	$197	$234

Fiscal Year 2021


11
367
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (FY)
97%	$197	$223

Fiscal Year 2022


179
204
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (FY)
53%	$198	$199

As of February 5, 2020; Source: InterContinental Exchange